UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                January 17, 2008
                ------------------------------------------------
                Date of Report (Date of earliest event reported)

                              Congoleum Corporation
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


            Delaware                    01-13612               02-0398678
 -------------------------------      -----------           ----------------
 (State or other jurisdiction of      (Commission           (I.R.S. Employer
         incorporation)               File Number)        Identification No.)

                             3500 Quakerbridge Road
                                  P.O. Box 3127
                           Mercerville, NJ 08619-0127
              -----------------------------------------------------
              (Address of principal executive offices and zip code)

                                  609-584-3000
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                       N/A
                         -------------------------------
                         (Former name or former address,
                         if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS

On January 17, 2008, an amended reorganization plan was filed by the future claimants' representative in the Chapter 11 proceedings of Congoleum Corporation ("Congoleum"). A hearing to consider the adequacy of the disclosure statement describing the plan is scheduled for February 14, 2008.

If the plan is approved by the Bankruptcy Court and accepted by the requisite creditor constituencies, it will permit Congoleum to exit Chapter 11 free of liability for existing or future asbestos claims. Under the terms of the plan, a trust will be created that will assume the liability for Congoleum's current and future asbestos claims. That trust will receive the proceeds of various settlements Congoleum has reached with a number of insurance carriers, and will be assigned Congoleum's rights under its remaining policies covering asbestos product liability. The trust will also receive 50.1% of the newly issued common stock in reorganized Congoleum when the plan takes effect.

Holders of Congoleum's $100 million in 8.625% senior notes due in August 2008 will receive on a pro rata basis $80 million in new 9.75% senior secured notes that mature five years from issuance. The new senior secured notes will be subordinated to the working capital facility that provides Congoleum's financing upon exiting reorganization. In addition, holders of the $100 million in 8.625% senior notes due in August 2008 will receive 49.9% of the common stock in reorganized Congoleum. Congoleum's obligations for the $100 million in 8.625% senior notes due in August 2008, including accrued interest (which amounted to $44.6 million at December 31, 2007) will be satisfied by the new senior secured notes and the common stock issued when the plan takes effect.

Under the terms of the amended plan, existing Class A and Class B common shares of Congoleum will be cancelled when the plan takes effect and holders of those shares, including the current controlling shareholder, American Biltrite (AMEX -
ABL), will not receive anything on account of their cancelled shares. Congoleum expects existing management will continue post-reorganization.

The text of the press release reporting the filing of the Amended Plan is filed herewith as Exhibit 99.1, and incorporated herein by reference. Copies of the Amended Plan and the Disclosure Statement are attached hereto as Exhibits 99.2 and 99.3, respectively, and are incorporated by reference herein. The Amended Plan and the Disclosure Statement, including all exhibits filed therewith, are available on the investor relations section of Congoleum's website at www.congoleum.com.

The above contains certain forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995, that involve risks, uncertainties and assumptions. These statements can be identified by the use of the words such as "anticipate," "believe," "estimate," "expect," "intend," "plan," "project" and other words of similar meaning. In particular, these include statements relating to intentions, beliefs or current expectations concerning, among other things, future performance, results of operations, the outcome of contingencies such as bankruptcy and other legal proceedings, and financial conditions. These statements do not relate strictly to historical or current facts. These forward-looking statements are based on Congoleum's expectations, as of the date of this release, of future events, and Congoleum undertakes no obligation to update any of these forward-looking statements.

Although Congoleum believes that these expectations are based on reasonable assumptions, within the bounds of its knowledge of its business and operations, there can be no assurance that actual results will not differ materially from its expectations. Readers are cautioned not to place undue reliance on any forward-looking statements. Any or all of these statements may turn out to be incorrect. By their nature, forward-looking statements involve risks and uncertainties because they relate to events and depend on circumstances that may or may not occur in the future. Any forward-looking statements made in this Current Report on Form 8-K speak only as of the date of such statement. It is not possible to predict or identify all factors that could potentially cause actual results to differ materially from expected and historical results. Factors that could cause actual results to differ from expectations include: (i) the future cost and timing of estimated asbestos liabilities and payments, (ii) the availability of insurance coverage and reimbursement from insurance companies that underwrote the applicable insurance policies for Congoleum for asbestos-related claims, (iii) the costs relating to the execution and implementation of any plan of reorganization pursued by Congoleum, (iv) timely reaching agreement with other creditors, or classes of creditors, that exist or may emerge, (v) satisfaction of the conditions and obligations under Congoleum's outstanding debt instruments, (vi) the response from time to time of Congoleum's and its controlling shareholder's, American Biltrite Inc.'s, lenders, customers, suppliers and other constituencies to the ongoing process arising from Congoleum's strategy to settle its asbestos liability, (vii) Congoleum's ability to maintain debtor-in-possession financing sufficient to provide it with funding that may be needed during the pendency of its Chapter 11 case and to obtain exit financing sufficient to provide it with funding that may be needed for its operations after emerging from the bankruptcy process, in each case, on reasonable terms, (viii) timely obtaining sufficient creditor and court approval (including the results of any relevant appeals) of any reorganization plan pursued by Congoleum and the court overruling any objections to the plan that may be filed, (ix) compliance with the United States Bankruptcy Code, including
Section 524(g), (x) costs of, developments in, and the outcome of insurance coverage litigation pending in New Jersey state court involving Congoleum and certain insurers, (xi) the possible adoption of another party's plan of reorganization which may prove to be unfeasible, (xii) increases in raw material prices or disruption in supply, (xiii) increased competitive activity from companies in the flooring industry, some of which have greater resources and broader distribution channels than Congoleum, (xiv) increases in the costs of environmental compliance and remediation or the exhaustion of insurance coverage for such expenses, (xv) unfavorable developments in the national economy or in the housing industry in general, including developments arising from the credit markets, (xvi) shipment delays, depletion of inventory and increased production costs resulting from unforeseen disruptions of operations at any of Congoleum's facilities or distributors, (xvii) product warranty costs, (xviii) changes in distributors of Congoleum's products, (xix) Congoleum's interests may not be the same as its controlling shareholder American Biltrite, Inc., (xx) possible future sales by ABI could adversely affect the market for Congoleum's stock, and
(xxi) the potential impact if Congoleum is unable to maintain its listing on the American Stock Exchange. In any event, if Congoleum is not successful in obtaining sufficient creditor and court approval of a plan of reorganization, such failure would have a material adverse effect upon its business, results of operations and financial condition. Actual results could differ significantly as a result of these and other factors discussed in Congoleum's annual report on Form 10-K for the year ended December 31, 2006 and subsequent filings made by Congoleum with the Securities and Exchange Commission.

Item 9.01 Exhibits

--------------------------------------------------------------------------------
  EXHIBIT NO.                            DESCRIPTION
--------------------------------------------------------------------------------
      99.1     Press release, dated January 18, 2007
--------------------------------------------------------------------------------
      99.2 Amended Plan of Reorganization Under Chapter 11 of the Bankruptcy Code of the Futures Representative for Congoleum Corporation, et al., dated as of January 17, 2008.
--------------------------------------------------------------------------------
      99.3     Proposed Disclosure Statement with respect to the Amended Plan of Reorganization Under Chapter 11 of the Bankruptcy Code of the Futures Representative for Congoleum Corporation, et al., dated as of January 17, 2008.
--------------------------------------------------------------------------------


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: January 23, 2008              Congoleum Corporation

                                    By:    /s/ Howard N. Feist III
                                           -------------------------
                                    Name:  Howard N. Feist III
                                    Title: Chief Financial Officer